Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent events
Subsequent events

19. Subsequent events

On August 6, 2020, the Partnership announced that Mr. Steffen Føreid intends to step down from his position as the Partnership's Chief Executive Officer and Chief Financial Officer. On August 19, 2020, the Partnership announced that Mr. Føreid’s resignation will take effect on August 21, 2020 (the “Effective Date”). As of the Effective Date, the President & CEO of Höegh LNG Holdings Ltd., Sveinung J.S. Støhle, will become the Partnership's Chief Executive Officer and Håvard Furu, the Chief Financial Officer of Höegh LNG Holdings Ltd., will become the Partnership’s Chief Financial Officer. The Partnership expects to incur severance costs related to Mr. Føreid’s departure equal to nine months base salary.

On August 7, 2020, the Partnership drew $6.6 million on the $85 million revolving credit facility from HLNG.

On August 14, 2020, the Partnership paid a cash distribution of $15.0 million, or $0.44 per common unit, with respect to the quarter ended June 30, 2020.

On August 17, 2020, the Partnership paid a distribution of $3.7 million, or $0.546875 per Series A preferred unit, for the period commencing on May 15, 2020 to August 14, 2020.

After the balance sheet date, there continues to be significant macroeconomic uncertainty as a result of the Coronavirus (COVID-19) outbreak. The scale and duration of this development remains uncertain and could materially impact the Partnership's earnings and cash flow.